Putnam Focused Large Cap Growth ETF
The fund's portfolio
5/31/25 (Unaudited)

COMMON STOCKS (97.7%)(a)
	Shares	Value
Aerospace and defense (1.1%)
TransDigm Group, Inc.	501	$735,683

		735,683
Automobiles (3.2%)
Tesla, Inc.(NON)	6,376	2,209,029

		2,209,029
Broadline retail (8.2%)
Amazon.com, Inc.(NON)	27,613	5,660,941

		5,660,941
Building products (1.5%)
Trane Technologies PLC	2,504	1,077,396

		1,077,396
Chemicals (1.3%)
Sherwin-Williams Co. (The)	2,482	890,566

		890,566
Commercial services and supplies (2.7%)
Copart, Inc.(NON)	16,816	865,688
Waste Connections, Inc.	5,009	987,224

		1,852,912
Entertainment (6.9%)
Live Nation Entertainment, Inc.(NON)	5,510	755,917
Netflix, Inc.(NON)	1,973	2,381,865
Spotify Technology SA (Sweden)(NON)	2,461	1,636,910

		4,774,692
Financial services (6.5%)
Mastercard, Inc. Class A	4,470	2,617,632
Visa, Inc. Class A	5,073	1,852,609

		4,470,241
Health care equipment and supplies (2.7%)
IDEXX Laboratories, Inc.(NON)	1,000	513,360
Intuitive Surgical, Inc.(NON)	2,463	1,360,413

		1,873,773
Hotels, restaurants, and leisure (3.7%)
Chipotle Mexican Grill, Inc.(NON)	19,679	985,524
DraftKings, Inc. Class A(NON)	18,202	653,088
Starbucks Corp.	11,052	927,815

		2,566,427
Insurance (1.0%)
Progressive Corp. (The)	2,529	720,588

		720,588
Interactive media and services (9.0%)
Alphabet, Inc. Class A	19,728	3,388,087
Meta Platforms, Inc. Class A	4,425	2,865,143

		6,253,230
IT Services (0.8%)
Accenture PLC Class A	1,849	585,800

		585,800
Pharmaceuticals (2.9%)
Eli Lilly and Co.	2,758	2,034,494

		2,034,494
Real estate management and development (1.3%)
CBRE Group, Inc. Class A(NON)	7,082	885,392

		885,392
Semiconductors and semiconductor equipment (16.6%)
Broadcom, Inc.	17,012	4,118,095
NVIDIA Corp.	54,477	7,361,477

		11,479,572
Software (18.5%)
Cadence Design Systems, Inc.(NON)	4,426	1,270,572
Microsoft Corp.	16,314	7,510,313
Oracle Corp.	8,388	1,388,466
Salesforce, Inc.	6,063	1,608,938
ServiceNow, Inc.(NON)	992	1,003,001

		12,781,290
Specialized REITs (1.0%)
American Tower Corp.(R)	3,272	702,335

		702,335
Technology hardware, storage, and peripherals (8.8%)
Apple, Inc.	30,191	6,063,862

		6,063,862

Total common stocks (cost $45,282,448)		$67,618,223

SHORT-TERM INVESTMENTS (2.1%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 4.03%(AFF)	1,466,187	$1,466,187

Total short-term investments (cost $1,466,187)		$1,466,187
TOTAL INVESTMENTS

Total investments (cost $46,748,635)		$69,084,410

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2024 through May 31, 2025 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
Putnam Focused Large Cap Growth ETF (the fund) is a non-diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the 1940 Act. The fund is an actively managed ETF that operates pursuant to an exemptive order from the SEC.
The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946.
(a)	Percentages indicated are based on net assets of $69,186,096.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 5/31/25
Short-term investments
	Putnam Government Money Market Fund Class P†	$905,587	$6,976,929	$6,416,329	$48,684	$1,466,187

	Total Short-term investments	$905,587	$6,976,929	$6,416,329	$48,684	$1,466,187
† Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the “mid price”, and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$11,027,922	$—	$—
Consumer discretionary	10,436,397	—	—
Financials	5,190,829	—	—
Health care	3,908,267	—	—
Industrials	3,665,991	—	—
Information technology	30,910,524	—	—
Materials	890,566	—	—
Real estate	1,587,727	—	—

Total common stocks	67,618,223	—	—
Short-term investments	1,466,187	—	—

Totals by level	$69,084,410	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com